CLS FLEXIBLE INCOME FUND

Class T Shares: FLEIX

Summary Prospectus September 1, 2020

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated September 1, 2020, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.advisoronefunds.com/prospectuses. You can also obtain these documents at no cost by completing a document request form on our web-site, www.advisoronefunds.com or by calling 1-866-811-0225 or by sending an email request to orderadvisorone@ultimusfundsolutions.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.advisoronefunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you. You may also elect to receive all future reports in paper free of charge.

Investment Objective:

The investment objective is total return, consisting of income and capital growth, consistent with preservation of capital.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)		Class T
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or net asset value of shares redeemed)		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.40%
Distribution and/or Service (12b-1) Fees		None
Other Expenses		0.32%
Shareholder Servicing Expenses Remaining Other Expenses	0.10% 0.22%
Acquired Fund Fees and Expenses (Underlying Funds)(1)		0.35%
Total Annual Fund Operating Expenses		1.07%
(1)	This number represents the combined total fees and operating expenses of the Underlying Funds owned by the Fund and is not a direct expense incurred by the Fund or deducted from Fund assets. Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Year	Class T
1	$109
3	$340
5	$590
10	$1,306
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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of the portfolio.

Principal Investment Strategies of the Fund:

Under normal circumstances, the Fund primarily invests in exchange traded funds (“ETFs”), other open-end mutual funds, and closed-end funds that invest in fixed income securities. This group of investments is referred to as “Underlying Funds.” The Fund’s investment adviser, CLS Investments, LLC (“CLS”), seeks to achieve the Fund’s investment objective by using the following investment strategies:

  Investing primarily in Underlying Funds that invest in investment grade fixed income securities with no limit on average duration. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.
  Investing up to 33% of the Fund’s total assets in Underlying Funds that invest in lower quality, high-yielding debt securities (commonly referred to as “junk bonds”), including ETFs that invest in junk bonds. Junk bonds are bonds rated Ba by Moody’s, BB by S&P, or lower.
  Investing up to 33% of the Fund’s total assets in Underlying Funds that invest in debt and equity securities of foreign issuers, including securities denominated in foreign currencies, and U.S. dollar denominated securities of foreign issuers.

Fixed income securities primarily include:

  securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
  corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
  debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
  obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises, international agencies or supranational entities.

The Fund does not invest in securities that are unrated or in default.

The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation or improving credit fundamentals for a particular sector or security.

While the Fund primarily invests in ETFs and Underlying Funds that invest in fixed income securities, because the Fund may also invest the balance of its portfolio across other asset classes and is invested to maintain a relatively consistent level of risk, the Fund’s risk budget benchmark is included to provide a better performance comparison than a broad-based, single asset class benchmark. The Fund’s risk budget benchmark is comprised 20% of a diversified equity portfolio and 80% of the Morningstar Cash Index. The diversified equity portfolio is further weighted 60% of the Morningstar U.S. Market Index and 40% of the Morningstar Global Market ex US Lg-Mid Index. The weightings against this benchmark are consistent with the risk level of the Fund and these indexes are utilized to reflect the Fund’s broad exposure to the global equity market. The Morningstar U.S. Market Index is an index that measures the performance of U.S. securities and targets 97% market capitalization coverage of the investable universe. It is a diversified broad market index. The Morningstar Global ex U.S. Large-Mid Index is an index that measures the performance of Global Markets (ex-U.S.) equity markets targeting the top 90% of stocks by market capitalization.

In selecting securities for the Fund, CLS develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on CLS’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors. Corporate debt may be issued by companies of any capitalization.

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CLS attempts to identify areas of the bond market that are undervalued relative to the rest of the market. CLS identifies these areas by grouping bonds into sectors such as money markets, governments, corporate, and international. Once investment opportunities are identified, CLS will sell securities and shift assets among sectors depending upon changes in valuations and bond yields.

Principal Risks of the Fund:

Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Fund and the Underlying Funds invest. The Fund is not federally insured or guaranteed by any government agency. YOU MAY LOSE MONEY BY INVESTING IN THE FUND.

Debt Securities Risk: When the Fund invests in fixed income securities or in Underlying Funds that own fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Inflation-indexed bonds decline in value when real interest rates rise. Long-term bonds are generally more sensitive to interest rate changes than short-term bonds. Issuers of fixed-income securities may default on interest and principal payments. Generally, securities with lower debt ratings (“junk bonds”) have greater credit risk.

Foreign Securities Risk: Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Additionally, the risks of investing in foreign securities are greater for investments in emerging markets. Emerging-market countries may experience higher inflation, interest rates, and unemployment, as well as greater social, economic, regulatory, and political uncertainties than more developed countries.

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero-coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Junk Bond Risk: Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price

Management Risk: CLS will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. If CLS is incorrect in its assessment of the direction of interest rates, the credit worthiness of an issuer, or any other factor that impacts the price of fixed income securities, the Fund’s value may be adversely affected.

Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses

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taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Small and Medium Issuer Risk: Investments in securities issued by small and medium capitalization companies (either directly or through ETFs) may be more vulnerable to adverse business or economic developments than investments in larger, more established organizations.

Underlying Funds Risk: You will indirectly pay fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in stocks and bonds. Each Underlying Fund is subject to specific risks, depending on the nature of the Underlying Fund. These risks could include sector risk (increased risk from a focus on one or more sectors of the market), as well as risks associated with fixed income securities, real estate investments, and commodities. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, CLS may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class T shares of the Fund from year to year and by showing how the Fund’s average annual returns for the one year and over the life of the Fund compared with those of a broad measure of market performance as well as a customized risk budget benchmark. The risk budget benchmark shows how the Fund’s performance compares to a custom composite with similar risk levels. The risk budget benchmark consists of (i) 20% of a blended benchmark consisting of 60% of the Morningstar U.S. Market Index and 40% of the Morningstar Global Market ex US Lg-Mid Index, and (ii) 80% of the Morningstar Cash index. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.advisoronefunds.com or by calling 1-866-811-0225.

Class T Shares Total Return for Years Ended December 31

During the period shown in the bar chart, the highest return for a quarter was 4.21% (quarter ended March 31, 2019) and the lowest return for a quarter was 1.33% (quarter ended September 30, 2019). The year to date return for the period ended June 30, 2020 was -0.42%.

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AVERAGE ANNUAL TOTAL RETURN

(for the periods ended December 31, 2019)

	1 Year	Life of Fund*
CLS Flexible Income Fund Class T
return before taxes	9.94%	9.20%
return after taxes on distributions(1)	8.80%	7.86%
return after taxes on distributions and sale of Fund shares(1)	5.93%	6.47%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72%	9.15%
Risk Budget Benchmark (reflects no deduction for fees, expenses, or taxes)	6.88%	5.79%
(1)	After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.
*	CLS Flexible Income Fund Class T shares commenced operations on December 7, 2018.

Investment Adviser:

CLS Investments, LLC

Portfolio Managers:

CLS utilizes a team approach for management of the Fund and from the team, the Fund is assigned co-portfolio managers who are primarily responsible for the day-to-day management of the Fund’s portfolio. Marc Pfeffer, Chief Investment Officer of CLS and Jackson Lee, CFA, Portfolio Manager of CLS are primarily responsible for the day-to-day management of the Fund. Mr. Pfeffer has served as Co-Portfolio Manager of the Fund since January 2013. Mr. Lee has served as Co-Portfolio Manager of the Fund since September 2018.

Purchase and Sale of Fund Shares:

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How Shares Are Priced” of the Fund’s Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to AdvisorOne Funds c/o Gemini Fund Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, or by calling 1-866-811-0225. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment in the Fund for Class T Shares is $2,500. The minimum subsequent investment is $250.

Tax Information:

Dividends and capital gain distributions you receive from the Fund are taxable to you as either ordinary income or capital gains tax rates unless you are investing through a tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.